united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Power Dividend Index VIT Fund

Class 1 shares

Class 2 shares

Power Income VIT Fund

Class 1 shares

Class 2 shares

Power Momentum Index VIT Fund

Class 1 shares

Class 2 shares

Annual Report

December 31, 2018

1-877-7PWRINC

1-877-779-7462

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.powermutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, Chief Executive Officer,
Portfolio Manager

February 15, 2019

Dear Investors,

We are pleased to address our second annual letter to shareholders for the Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund. W.E. Donoghue & Co., LLC (W.E. Donoghue) began as adviser on both funds on February 21, 2017.

During the period from December 31, 2017 through December 31, 2018, the Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund had the following performance relative to the S&P 500 Index:

Returns for Period December 31, 2017 through December 31, 2018

Power Dividend Index VIT Fund	-8.02%
Power Momentum Index VIT Fund	-2.66%
S&P 500 Index Dividend Adjusted	-4.38%

Source: Gemini Fund Services

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | www.donoghue.com

POWER DIVIDEND VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

During the first quarter of 2018, the market experienced a major runup in January followed by a sharp selloff in February. The second quarter continued to experience market volatility as concerns have been elevated due to the Federal Reserve (Fed) continuing to raise short-term interest rates. Clearly, this volatility brought challenges for some of our trend following strategies. The Fed raised the Fed Funds rate in June for the seventh time since December of 2015, bringing short-term rates between 1.75% and 2%. This factor combined with concerns over the possibility of a global economic slowdown, particularly in Germany and Japan, has put some short-term wind behind the U.S. Dollar, at the least.

Source: Bloomberg Finance L.P.

During the third quarter, we continued to see relative strength in the U.S. versus the international markets. As U.S. equities, particularly Large-Caps, led the charge in the third quarter. The quarter was relatively benign for most asset classes, except for Emerging Market equities which experienced a slight decline. In addition, the market continued to favor credit areas such as High Yield Bonds and Floating Rates/Bank Loans as opposed to higher quality areas such as Treasuries or Investment Grade Corporates.

As we got to the end of the third quarter and entered in the last quarter of the year, markets proved to be less sanguine. We believed the market had gotten expensive by many measurements, particularly for equities in the Growth asset class. We have been questioning the divergence in performance between the Growth and Value asset classes. Many of the technical signals we observe reflected that the major domestic indices were reaching down and retesting their lows from earlier in the first quarter of the year. We were concerned the market was broadly oversold, and it was poised for a short-term sharp reversal.

As we entered the final quarter of the year, we continued our cautious outlook because of signs we saw that markets were breaking down technically. We saw this playout at the end of the year when financial markets were punished in December, capping their worst 3-month stretch since the fourth quarter of 2008. Looking back at our update from the third quarter, we cautioned that global markets

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POWER DIVIDEND VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

were starting to experience what we thought at the very least was a rolling correction. In the third quarter, we saw the sell-off which began in the international markets, both developed and emerging markets, start to take hold domestically.

Looking back in October, Mid-Caps, Small-Caps, Developed International and Emerging Markets were all down on the year. The one major global index that hadn’t succumbed to the correction was the S&P 500 Index. This was due to Large-Cap Growth equities holding it up. At that point, we were seeing many of the markets retesting the earlier year lows from February 2018. When we look at a comparison of the third quarter versus fourth quarter returns in the major indices, there were some extreme conditions that hit the global financial markets in Q4. All of the broad equity asset classes experienced negative returns and moved into deep correction territory, teetering on a bear market. (A bear market is typically defined as a 20% drop from a relative high.)

The domestic asset classes fared worse for the quarter than the international asset classes when looking at the MSCI EAFE and Emerging Market Indices.

The month of December proved to offer a nasty investing climate with volatile swings. One thing we noted during the fourth quarter was that unlike prior weakness earlier in the year, bonds offered a level of cushion for investors and ended up in positive territory, evidenced by the Bloomberg Barclays US Aggregate Bond Index.

The end result from the violent and volatile quarter was that the majority of the broad global market indices were dragged down for the year except for some asset classes that might be considered safe havens. According to Callan’s Periodic Table of Investment Returns, Cash Equivalents beat every other asset class in 2018 with a positive 1.87% return. We saw a similar positive return of 1.56% in the S&P U.S. Treasury Bond 1-3 Year Index that we utilize in our defensive positions in our indices. It is in these types of uncertain times we strongly believe that a tactical approach can help investors stay disciplined in meeting their long-term investment goals. Our rules-based strategies, blended

Source: Bloomberg Finance L.P.

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POWER DIVIDEND VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

with our diversified global macro strategies seeks to provide value both in bear markets and “non-bear” scenarios.

In the fourth quarter of 2018, the majority of our quantitative, rules-based strategies triggered moves into defensive positions prior to the December drawdowns that impacted the broad financial markets.

We are currently cautious with our longer-term view, as we believe should current levels not hold, there is very little technical support for the markets, which could lead to meaningful downside, particularly for areas such as Large-Cap Growth.

Prior to the February lows, there are no meaningful levels of support down to the 2016 highs. This reflects a potential 30% plus drop from current levels for the broad S&P 500 and about 41% for Large-Cap Growth and 23% for Large-Cap Value. Our investment management team believes that we still have more room to run on the upside based on our global macro credit research, but we wanted to point out our other research and observations that make us cautious.

UPDATE ON THE POWER DIVIDEND INDEX VIT FUND

The Power Dividend Index VIT Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle on a risk adjusted basis.

W.E. Donoghue primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. The Power Dividend Index VIT Fund seeks to replicate the W.E. Donoghue Power Dividend Total Return Index. The index is a combination of a rules-based mechanical quantitative index with a technically driven tactical overlay.

The Power Dividend VIT Fund began the year in a bullish stance invested in dividend-paying stocks. The Fund had two technical defensive triggers during the year. The first one in May was triggered by what we saw as a potential increase in downside volatility, but the markets recovered, and we reentered into equities within 13 business days. In November, the Fund had another technical defensive trigger, and it went into short-term Treasury ETFs. In December, US equities plunged, and the S&P 500 Index was down -9.18%. The defensive signal in late November proved to be timely. The Power Dividend VIT Fund was invested 100% in short-term Treasuries and outperformed the benchmark by 9.74%, finishing the month up 0.56%.

In summary, the markets presented an overall negative environment for domestic large-cap stocks—the worst quarter for the S&P 500 since 2008.

Rebalancing. The underlying equity portfolio rebalances quarterly, at the close of trading on the third Friday of the last month of each calendar quarter. The Power Dividend Index VIT Fund will implement this rebalance to be positioned on the following Monday at the open if the Fund is not

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POWER DIVIDEND VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

in a defensive position. Please note, on September 24, 2018 the Telecommunication Services sector was renamed Communication Services and expanded to include Media and Entertainment industry group companies from the Consumer Discretionary and Information Technology sectors. The Power Dividend Index VIT Fund has begun using it as well as of the December 21, 2018 reconstitution. Even though the Indices may be in a defensive position, the equity selection has been determined for when it moves back into the market.

UPDATE ON THE POWER MOMENTUM INDEX VIT FUND

The Power Momentum Index VIT Fund’s primary objective is capital growth and income. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle on a risk-adjusted basis.

In 2018, the Power Momentum Index VIT Fund’s total return (that includes reinvestment of dividends) performed well relative to its peer group. It was in the top 5% in the Morningstar Tactical Allocation Category over a 1-year period out of 272 other funds.

W.E. Donoghue & Co., LLC primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. The Power Momentum Index VIT Fund seeks to replicate the W.E. Donoghue Power Momentum Total Return Index. The index is a combination of a rules-based mechanical quantitative index with a technically driven tactical overlay.

The Power Momentum Index VIT Fund uses a proprietary methodology to trigger allocations between an equally weighted portfolio of stocks and 1-3 year U.S. Treasury Bonds. The tactical overlay for allocating between either stocks or bonds is based on intermediate-term linear weighted moving average crossovers that are applied to each of the respective 10 GICS sectors.

The Fund began the fourth quarter of 2018 in a predominantly bullish stance with approximately 90% invested in large-cap stocks with the balance invested in 1-3 Year US Treasury Bond ETFs. The last quarter of the year proved to be a very volatile month for the equity markets. The Power Momentum Index VIT Fund outperformed its primary benchmark, the S&P 500 Index. The outperformance can be attributable to the strategy having equal weight to sectors and then underweighting certain sectors by being defensive leading the way down.

During the year, the strategy had eighteen total tactical sector trades that sold into defensive positions in short-term Treasuries, nine of which occurred over the fourth quarter of 2018 (and one recently occurred in January):

1.	October—Consumer Discretionary, Energy, Financials, Technology, and Materials

2.	November—Communication Services and Industrials

3.	December—Health Care

4.	January—Consumer Staples

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POWER DIVIDEND VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

The markets presented an overall negative environment for domestic large-cap stocks. The portfolio had a negative return for the period but outperformed relative to the S&P 500 Index. The outperformance can largely be attributable to the defensive positioning away from certain sectors in an effort to reduce risk.

Rebalancing. The underlying equity portfolio rebalances quarterly, at the close of trading on the third Friday of the last month of each calendar quarter. The Power Momentum Index VIT Fund will implement this rebalance to be positioned on the following Monday at the open. Please note, on September 24, 2018 the Telecommunication Services sector was renamed Communication Services and expanded to include Media and Entertainment industry group companies from the Consumer Discretionary and Information Technology sectors. During the September 2018 reconstitution in the Power Momentum VIT Fund, constituents of the Communications Services Sector were used.

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Funds policies and prospectuses the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund did make the following dividend and capital gain distributions:

Power Dividend Index VIT Fund

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2018	0.0000	0.0572	0.0000	0.0572

Power Momentum Index VIT Fund

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2018	0.3883	6.2534	0.1056	6.7473

Source: Gemini Fund Services

MARKET OUTLOOK AND POTENTIAL POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND IMPLICATIONS

W.E. Donoghue is cautiously bullish overall. The global economy continues to grow but is likely past the peak. Domestically, profit margins have peaked, and clearly there are signs we are in the latter stages of the bull cycle. It should be noted that the S&P 500 Index Total Return since the start of this bull cycle stretching back to March 9, 2009 is in excess of 400%. This is relative to our last bull cycle post tech wreck which offered a total return of about 120%. That being said, now is probably not the time to throttle down with risk. In fact, now is probably an opportune time to re-address overall portfolio risk and consider adding tactical exposure to potentially buffer the next turning point. As I have expressed previously, high-quality bonds historically used to provide balance in a

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POWER DIVIDEND VIT FUND AND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

portfolio but may not provide as much of a cushion on the next significant market drawdown. In fact, it is feasible that they could be the culprit to the next downturn. It is difficult to pinpoint a market top.

In the Power Momentum VIT Fund, we are currently defensively positioned with 90% of the strategy in short-term Treasury ETFs with the balance being in Utilities, and the Power Dividend Index VIT Fund is fully defensive in short-term Treasury ETFs. The market has had a violent spike to the upside in January despite the intermediate-term trend still being in decline. We believe there is still room to run in this cycle and will be monitoring our indicators daily for re-entry. W.E. Donoghue believes we will likely see a pullback to re-enter in the coming weeks and is not ruling out the possibility of the retest of the December lows.

We want to thank you for your continued investment and vote of confidence in the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund.

Regards,

Portfolio Manager

W.E. Donoghue & Co., LLC.

The S&P 500 Index is a market capitalization weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard and Poor’s chooses the member companies based on market size, liquidity, and industry group representation. Included are stocks of industrial, financial, utility, and transportation companies.

The S&P 400 Index is a capitalization-weighted index which measures the performance of the midrange sector of the U.S. stock market.

The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency).

The MSCI EAFE Index is a market-capitalization weighted market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The EAFE acronym stands for Europe, Australasia, and Far East.

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ANNUAL LETTER TO SHAREHOLDERS

The MSCI Emerging Markets Index consists of 23 economies including Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI is a float-adjusted market capitalization index.

The historical performance results of the indices are unmanaged do not reflect the deduction of transaction and custodial charges, or the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results and cannot be invested in directly. Economic factors, market conditions, and investment strategies will affect the performance of any portfolio, and therefore are not assurances that it will match or outperform any particular benchmark. You cannot invest directly in an index.

5219-NLD-2/20/2019

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POWER INCOME VIT FUND ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, Chief Executive Officer,
Portfolio Manager

February 15, 2019

Dear Investors,

We are pleased to address our annual shareholder letter.

The Power Income VIT Fund’s (“The Fund”) objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund seeks to beat an index of all bonds, corporate and government (Bloomberg Barclays U.S. Aggregate Bond Index). During the period from December 31, 2017 to the period ending December 31, 2018 the Power Income VIT Fund had the following performance for the various share classes relative to the fixed income index:

Returns for Period December 31, 2017 through December 31, 2018

Power Income VIT Fund Class 1	-1.08%
Power Income VIT Fund Class 2	-3.31%
Bloomberg Barclays US Aggregate Bond Index	0.01%

Source: Gemini Fund Services

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | ww.donoghue.com

POWER INCOME VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

ADDING GLOBAL MULT-ASSET INCOME TO POWER INCOME VIT FUND

We want to provide investors in the Power Income VIT Fund (the Fund) with greater diversification and access to a wider assortment of sources of income through the Fund. When we developed the Power Income VIT Fund, our research was focused on finding risk-managed income solutions for the Fund and invested primarily into U.S. High Yield bonds and portions into Floating-Rate bonds and Cash. We still believe in the benefits U.S. High Yield bonds provide, but we also believe there are additional sources of income and yield (both inside and outside of the U.S.) we now need to incorporate to help our investors get the best risk-adjusted returns we can potentially provide.

The Fund’s investment objectives have not changed: The Power Income VIT Fund’s primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Being that we are in the later stages of a credit cycle in the U.S. bond markets, and we are likely at or near a secular turning point as well, we believe it is in the best interests of holders of the Fund that we shift towards a more diversified global multi-asset income approach to seek opportunities in the fixed income and yield-oriented equity markets. Our investment and research team see challenges with being overly concentrated in the U.S. High Yield bond asset class moving forward. We believe that future potential returns will predominantly come from both coupons, produced by bonds, and dividend yields, provided by certain equities, moving forward.

Our new, fuller blended approach to finding income will include exposure to higher quality bond instruments, preferred stock equities that pay a dividend, international exposure to help diversify outside of the U.S., and other income producing investment instruments such as Real Estate Investments (REITs) and yield-driven Commodities.

Asset Allocation Ranges
Fixed Income	0-100%
Equities	0-20%
Alternatives	0-40%

During 2018, risk assets experienced above average downside volatility, particularly during the last quarter of the year, bringing most equity asset classes down from their peaks at or above bear market territory (defined as a 20% drop from a relative high). The downside was largely due to a confluence of reasons such as concerns over Federal Reserve monetary policy, a domestic government shutdown, trade negotiations with China, and an overall global economic slowdown.

Source: Bloomberg Finance L.P.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | www.donoghue.com	Page | 2

POWER INCOME VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

In turn, there was a flight to quality in the fourth quarter with high-quality bonds being the recipient. During the quarter, lower credit quality bond spreads in high yield widened into Christmas Eve before subsequently contracting. As such, the ICE BofA Merrill Lynch U.S. High Yield Master II Index experienced a -4.63% decline for the quarter. The decline overall for the period was violent. Since Christmas Eve, risk assets have had a meaningful sharp reversal to the upside. The question remains as to whether we are in a bear market counter trend rally or if the bull run is still intact.

Source: Bloomberg Finance L.P.

UPDATE ON THE POWER INCOME VIT FUND

The Power Income VIT Fund began the first quarter of 2018 predominantly in a bullish position invested in high yield bond funds and floating rate funds. As we saw through the major fixed income market indices, there was a mixed and muted return for the first half of the year. We saw weakness in the broad bond market (Bloomberg Barclays US Aggregate Bond Index) as higher quality areas such as investment grade corporate bonds and intermediate-term Treasuries experienced slight weakness. The issues facing bonds can be attributable to the Fed continuing to raise interest rates. Credit areas such as high yield bonds and bank loans, which are generally less interest rate sensitive, fared better during the quarter. However, there was volatility with respect to the high yield asset class even though it performed the best relative to the other benchmark indices. The leveraged loan and floating rate asset classes continue to do well as the macro-economic backdrop remains intact combined with the Fed tightening on the short end.

The Power Income Fund VIT Fund began the second quarter of 2018 predominantly in a defensive position but also was partially invested in high yield bond funds and floating rate funds. During the quarter, the Fund bought back about 60% of the overall portfolio into high yield bond funds.

The third quarter of 2018 had the Fund predominantly in a bullish position but also a 30% allocation to cash.

The Power Income VIT Fund began the fourth quarter predominantly in a bullish position in high yield bond funds. We continued to believe that the high yield asset class and the leveraged loan asset class would continue to perform well on a relative basis in the fixed income asset classes. However, early in October, we saw concerns mounting in the credit space similar to the correction

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | www.donoghue.com	Page | 3

POWER INCOME VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

we have seen in the equity markets. During the month of October, the funds sold out of high yield bond funds to move about 80% of the overall portfolio back into cash & equivalents.

During the fourth quarter, we add our Global Allocation portfolio team to managing the Fund and the Fund started investing in ETFs.

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Fund’s policies and prospectus the Power Income VIT Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Income VIT Fund Class 1

	Long-Term	Short-Term		Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2018	0.0000	0.0000	0.2581	0.2581

Power Income VIT Fund Class 2

	Long-Term	Short-Term		Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2018	0.0000	0.0000	0.2153	0.2153

Source: Gemini Fund Services

MARKET OUTLOOK AND POTENTIAL POWER INCOME VIT FUND IMPLICATIONS

After the market drop during the end of 2018, bonds, leveraged loans and energy MLP’s have all had big moves upward, along with stocks and crude oil. The tailwinds for the sharp bounce in global risk markets from massively oversold conditions were a weaker U.S. dollar, lower interest rates, and perhaps most importantly, a 180-degree shift in tone from the Federal Reserve.

Financial markets were punished in December, capping their worst 3-month stretch since the fourth quarter of 2008. The performance divergence indicates a significant change in perception. While we continue to be constructive on the economy, financial markets are still showing uncertainty. To set a portfolio course going forward, we want to make sure our optimistic economic thesis is valid, so our research efforts are rigorously ongoing. If we continue to see positive data, we then must determine if and when the markets will care. We feel the best prudent course of action is to trim our tilts towards a slightly more conservative approach, even if we are confident about our fundamental outlook.

For risk assets, we are biased to think the foundation is still solid enough to avoid significant downside: US GDP > 2%, a repricing of Fed expectations, capitulation, and panic money flow,

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POWER INCOME VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

sentiment readings coming into 2019 and an undemanding multiple. Granted, that is not the intoxicating backdrop for a year like 2013 or 2017, but also not the ingredients for a proper bear market.

The conditions we witnessed in December point to higher market levels over intermediate and long-term timeframes, but we also think a retest (new lows with positive divergences) is possible in 2019.

The above view is implicitly short at least two “puts” which we will be keeping a very close eye on:

1.	The U.S. economy doesn’t slip into recession in the next 12 months

2.	The Fed isn’t making a genuine policy error

Two biggies after we have just witnessed the largest drawdown of the post-crisis era.

In addition, we are somber about the reality that the next phase of the cycle is apt to look very different from recent years. Central Banks dynamics/policy constraints, a clear deceleration in growth and escalating political/geopolitical risks are conspiring to create an exceedingly difficult investing climate.

At some point, something has to give—either U.S. growth proves to be durable and serves as ballast or, the markets are correctly ahead of the data, and things are inflecting in a major way. We are biased to go with the former but will not sit complacently and completely dismiss the warnings delivered by financial markets in 2018.

All of the above narratives are pointing us to a NEUTRAL positioning around our highest quality global fixed income and equities positions and HIGH cash levels (at the expense of duration) coming out of 2018. However, we will be monitoring the markets very closely as we will likely see some additional volatility with the Federal Reserve’s attempt to normalize interest rates. We want to thank you for your continued investment and vote of confidence in the Power Income VIT Fund.

Regards,

Portfolio Manager

W.E. Donoghue & Co., LLC.

The ICE BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market. You cannot invest in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries,

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POWER INCOME VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. You cannot invest in an index.

The historical performance of the BofA Merrill Lynch U.S. High Yield Master II Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

5220-NLD-2/20/2019

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Power Dividend Index VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)
Power Dividend Index VIT Fund - Class 1	(8.02)%	1.07%	7.27%	3.70%
S&P 500 Index (b)	(6.24)%	6.28%	10.75%	4.58%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class 1 and Class 2 prospectus dated May 1, 2018 is 2.05% and 2.30% for Class 1, and Class 2 shares, respectively. the Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2019, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, will not exceed 1.25% and 1.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. As of December 31, 2018 Class 2 shares have not commenced operations. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is May 1, 2007.

(b)	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of December 31, 2018

Holdings By Investment Types	% of Net Assets
Exchange Traded Funds	75.2%
Short-Term Investments	25.0%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Power Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmark:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Power Income VIT Fund - Class 1	(1.08)%	1.93%	2.77%
Power Income VIT Fund - Class 2	(3.31)%	(0.12)%	0.99%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (b)	0.01%	2.52%	1.99%
Merrill Lynch U.S. High Yield Master II Index (c)	(2.25)%	3.82%	5.29%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2018 are 2.98% and 3.48% for Class 1 and Class 2 respectively. the Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2019, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date for Class 1 and Class 2 shares is April 30, 2012.

(b)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(c)	The Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2018

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds	95.6%
Exchange Traded Notes	3.7%
Short-Term Investments	1.0%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Power Momentum Index VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)
Power Momentum Index VIT Fund - Class 1	(2.66)%	5.81%	13.74%	5.56%
S&P 500 Index (b)	(6.24)%	6.28%	10.75%	4.58%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class 1, and Class 2 prospectus dated May 1, 2018 is 1.59% and 1.84% for Class 1 and Class 2 shares, respectively. the Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2019, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, will not exceed 1.25% and 1.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. As of December 31, 2018 Class 2 shares have not commenced operations. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is May 1, 2007.

(b)	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of December 31, 2018

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds	75.7%
Common Stock	19.3%
Short-Term Investments	5.2%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Power Dividend Index VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 75.2%
	DEBT FUNDS - 75.2%
143,143	iShares 1-3 Year Treasury Bond ETF	$11,969,618
119,981	Schwab Short-Term U.S. Treasury ETF	5,988,252
99,604	Vanguard Short-Term Treasury ETF	5,988,192
	TOTAL EXCHANGE TRADED FUNDS (Cost - $23,817,503)	23,946,062

	SHORT-TERM INVESTMENTS - 25.0%
	MONEY MARKET FUNDS - 25.0%
1,465,000	Dreyfus Treasury Securities Cash Management - Institutional Class, 2.20% *	1,465,000
1,465,000	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 2.25% *	1,465,000
3,580,572	Goldman Sachs Financial Square Funds - Government Fund - FST Shares, 2.34% *	3,580,572
1,465,000	Invesco Stit Liquid Assets - STIT - Government & Agency Portfolio - Institutional Class, 2.00% *	1,465,000
	TOTAL SHORT-TERM INVESTMENTS (Cost - $7,975,572)	7,975,572

	TOTAL INVESTMENTS - 100.2% (Cost - $31,793,075)	$31,921,634
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(56,813)
	NET ASSETS - 100.0%	$31,864,821

*	Money market fund; interest rate reflects effective yield on December 31, 2018.

Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGED TRADED FUND - 95.6%
	DEBT FUNDS - 74.5%
25,239	iShares 0-5 Year High Yield Corporate Bond ETF	$1,124,398
11,403	iShares 7-10 Year Treasury Bond ETF	1,188,193
7,442	iShares JP Morgan USD Emerging Markets Bond ETF	773,298
26,799	iShares Short Maturity Bond ETF	1,335,930
13,780	iShares Short-Term National Muni Bond ETF	1,452,412
29,846	iShares US Preferred Stock ETF	1,021,629
		6,895,860
	EQUITY FUNDS - 21.1%
10,643	iShares Core Dividend Growth ETF	353,135
4,707	iShares Edge MSCI USA Quality Factor ETF	361,309
3,880	iShares Global Consumer Staples ETF	178,364
9,240	iShares International Select Dividend ETF	265,281
13,449	iShares Mortgage Real Estate ETF	537,153
1,451	iShares U.S. Healthcare ETF	262,355
		1,957,597

	TOTAL EXCHANGE TRADED FUND (Cost - $9,032,581)	8,853,457

	EXCHANGE TRADED NOTES - 3.7%
	EQUITY NOTE - 3.7%
15,185	JPMorgan Alerian MLP Index ETN	338,929
	TOTAL EXCHANGE TRADED NOTES (Cost - $383,720)	338,929

	SHORT-TERM INVESTMENTS - 1.0%
	MONEY MARKET FUNDS - 1.0%
2,313	Dreyfus Treasury Securities Cash Management - Institutional Class, 2.20% *	2,313
1,524	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 2.25% *	1,524
71,204	Goldman Sachs Financial Square Funds - Government Fund - FST Shares, 2.34% *	71,204
13,599	Invesco Stit Liquid Assets - STIT - Government & Agency Portfolio - Institutional Class, 2.00% *	13,599
	TOTAL SHORT-TERM INVESTMENTS (Cost - $88,640)	88,640

	TOTAL INVESTMENTS - 100.3% (Cost - $9,504,941)	$9,281,026
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(25,045)
	NET ASSETS - 100.0%	$9,255,981

*	Money market fund; interest rate reflects effective yield on December 31, 2018

Power Momentum Index VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCK - 19.3%
	BEVERAGES - 2.0%
32,696	Coca-Cola Co.	$1,548,155

	ELECTRIC - 9.5%
101,751	AES Corp.	1,471,319
22,920	Eversource Energy	1,490,717
17,260	Pinnacle West Capital Corp.	1,470,552
30,892	SCANA Corp.	1,476,020
29,801	Xcel Energy, Inc.	1,468,295
		7,376,903
	FOOD - 3.9%
36,238	Hormel Foods Corp.	1,546,638
10,786	McCormick & Co., Inc.	1,501,843
		3,048,481
	HOUSEHOLD PRODUCTS / WARES - 2.0%
9,833	Clorox Co.	1,515,658

	RETAIL - 1.9%
21,743	Walgreens Boots Alliance, Inc.	1,485,699

	TOTAL COMMON STOCK (Cost - $15,200,294)	14,974,896

	EXCHANGED TRADED FUNDS - 75.7%
	DEBT FUNDS - 75.7%
351,485	iShares 1-3 Year Treasury Bond ETF	29,391,176
294,669	Schwab Short-Term U.S. Treasury ETF	14,706,930
244,575	Vanguard Short-Term Treasury ETF	14,703,849
	TOTAL EXCHANGE TRADED FUND (Cost - $58,429,225)	58,801,955

	SHORT-TERM INVESTMENTS - 5.2%
	MONEY MARKET FUND - 5.2%
4,018,849	Goldman Sachs Financial Square Funds - Government Fund - FST Shares, 2.34% *	4,018,849
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,018,849)

	TOTAL INVESTMENTS - 100.2% (Cost - $77,648,368)	$77,795,700
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(138,463)
	NET ASSETS - 100.0%	$77,657,237

*	Money market fund; interest rate reflects effective yield on December 31, 2018

Power VIT Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2018

	Power Dividend	Power Income		Power Momentum
	Index VIT Fund	VIT Fund		Index VIT Fund
ASSETS
Investment securities:
At cost	$31,793,075	$9,504,941		$77,648,368
At value	$31,921,634	$9,281,026		$77,795,700
Dividends and interest receivable	7,189	2,313		32,067
Prepaid expenses and other assets	274	286		30
TOTAL ASSETS	31,929,097	9,283,625		77,827,797

LIABILITIES
Payable for Fund shares repurchased	4,630	1,560		56,685
Investment advisory fees payable	23,298	4,613		43,103
Payable to related parties	7,722	619		23,130
Distribution (12b-1) fees payable	6,678	3,981		16,578
Accrued expenses and other liabilities	21,948	16,871		31,064
TOTAL LIABILITIES	64,276	27,644		170,560
NET ASSETS	$31,864,821	$9,255,981		$77,657,237

COMPOSITION OF NET ASSETS:
Paid in capital	$34,527,082	$9,721,893		$77,752,251
Accumulated deficit	(2,662,261)	(465,912)		(95,014)
NET ASSETS	$31,864,821	$9,255,981		$77,657,237

NET ASSET VALUE PER SHARE:
Class 1 Shares:
Net Assets	$31,864,821	$120		$77,657,237
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,047,731	12		2,952,641
Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$15.56	$10.31	(a)	$26.30

Class 2 Shares:
Net Assets	$—	$9,255,861		$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	—	987,874		—
Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$—	$9.37		$—

(a)	NAV does not recalculate due to rounding of net assets and shares.

See accompanying notes to financial statements.

Power VIT Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2018

	Power Dividend	Power Income	Power Momentum
	Index VIT Fund	VIT Fund	Index VIT Fund
INVESTMENT INCOME
Dividends	$1,040,115	$377,534	$1,504,341
Interest	18,046	44,924	12,243
TOTAL INVESTMENT INCOME	1,058,161	422,458	1,516,584

EXPENSES
Investment advisory fees	281,781	90,716	800,143
Distribution (12b-1) fees
Class 1	70,386	—	200,067
Class 2	—	45,357	—
Legal fees	22,945	13,999	16,314
Administration fees	38,655	14,072	87,199
Accounting services fees	25,519	23,200	30,012
Compliance officer fees	12,542	9,542	8,542
Trustees’ fees and expenses	13,001	11,501	17,001
Audit fees	25,626	16,063	8,721
Printing and postage expenses	2,501	16,823	10,501
Custodian fees	4,987	5,001	6,984
Transfer agent fees	7,019	11,373	7,964
Insurance expense	498	—	2,509
Other expenses	500	—	500
TOTAL EXPENSES	505,960	257,647	1,196,457
Less: Fees waived/reimbursed by the Advisor	(153,733)	(30,842)	(279,970)
NET EXPENSES	352,227	226,805	916,487

NET INVESTMENT INCOME	705,934	195,653	600,097

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(3,230,927)	(273,990)	(770,995)
Net change in unrealized appreciation (depreciation) on investments	108,021	(219,621)	(1,919,824)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,122,906)	(493,611)	(2,690,819)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,416,972)	$(297,958)	$(2,090,722)

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
FROM OPERATIONS
Net investment income	$705,934	$379,794
Net realized gain (loss) from security transactions	(3,230,927)	1,513,359
Net change in unrealized appreciation on investments	108,021	1,531
Net increase (decrease) in net assets resulting from operations	(2,416,972)	1,894,684

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class 1	—	(245,257)
Total distributions Paid*
Class 1	(622,316)	—
Total distributions to shareholders	(622,316)	(245,257)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold Fund	15,203,109	9,321,963
Net asset value of shares issued in reinvestment of distributions Fund	622,316	245,257
Payments for shares redeemed Fund	(4,173,158)	(3,008,219)
Net increase in net assets resulting from shares of beneficial interest	11,652,267	6,559,001

TOTAL INCREASE IN NET ASSETS	8,612,979	8,208,428

NET ASSETS
Beginning of Year	23,251,842	15,043,414
End of Year **	$31,864,821	$23,251,842

SHARE ACTIVITY
Class 1:
Shares Sold	916,793	562,721
Shares Reinvested	38,437	15,086
Shares Redeemed	(252,238)	(183,803)
Net increase in shares of beneficial interest outstanding	702,992	394,004

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year end December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $281,459 as of December 31 2017.

See accompanying notes to financial statements.

Power Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
FROM OPERATIONS
Net investment income	$195,653	$210,268
Net realized gain (loss) from security transactions	(273,990)	106,160
Net change in unrealized depreciation on investments	(219,621)	(110,210)
Net increase (decrease) in net assets resulting from operations	(297,958)	206,218

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class 1	—	(2)
Class 2	—	(79,393)
Total Distributions Paid *
Class 1	(3)	—
Class 2	(210,239)	—
Total Distributions to Shareholders	(210,242)	(79,395)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	3,275,567	1,629,356
Net asset value of shares issued in reinvestment of distributions:
Class 1	3	2
Class 2	210,239	79,393
Payments for shares redeemed:
Class 2	(2,652,749)	(3,293,839)
Net increase (decrease) in net assets from shares of beneficial interest	833,060	(1,585,088)

TOTAL INCREASE (DECREASE) IN NET ASSETS	324,860	(1,458,265)

NET ASSETS
Beginning of Year	8,931,121	10,389,386
End of Year **	$9,255,981	$8,931,121

SHARE ACTIVITY
Class 1:
Shares Reinvested	1	— (a)
Net increase in shares of beneficial interest outstanding	1	— (a)

Class 2:
Shares Sold	335,806	163,927
Shares Reinvested	22,061	8,028
Shares Redeemed	(270,880)	(331,865)
Net increase (decrease) in shares of beneficial interest outstanding	86,987	(159,910)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year end December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $210,182 as of December 31 2017. (a) - Less than 1 share.

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
FROM OPERATIONS
Net investment income	$600,097	$250,110
Net realized gain (loss) from security transactions	(770,995)	16,349,455
Net change in unrealized depreciation on investments	(1,919,824)	(1,509,545)
Net increase (decrease) in net assets resulting from operations	(2,090,722)	15,090,020

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class 1	—	(1,033,545)
From net realized gains
Class 1	—	(505,246)
Total Distributions Paid*
Class 1	(15,983,805)	—
Total distributions to shareholders	(15,983,805)	(1,538,791)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 1	3,516,127	956,752
Net asset value of shares issued in reinvestment of distributions
Class 1	15,983,805	1,538,791
Payments for shares redeemed
Class 1	(5,901,240)	(11,029,912)
Net increase (decrease) in net assets resulting from shares of beneficial interest	13,598,692	(8,534,369)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,475,835)	5,016,860

NET ASSETS
Beginning of Year	82,133,072	77,116,212
End of Year **	$77,657,237	$82,133,072

SHARE ACTIVITY
Class 1:
Shares Sold	104,981	31,217
Shares Reinvested	596,188	46,588
Shares Redeemed	(176,902)	(354,256)
Net increase (decrease) in shares of beneficial interest outstanding	524,267	(276,451)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year end December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $250,024 as of December 31 2017.

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017 *	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$17.29	$15.82	$15.86	$20.52	$20.75
Activity from investment operations:
Net investment income (1)	0.41	0.36	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	(1.78)	1.35	(0.18)	(1.16)	1.14
Total from investment operations	(1.37)	1.71	0.11	(0.88)	1.43
Less distributions from:
Net investment income	(0.30)	(0.24)	(0.15)	(0.39)	(0.37)
Net realized gains	(0.06)	—	—	(3.39)	(1.29)
Total distributions	(0.36)	(0.24)	(0.15)	(3.78)	(1.66)
Net asset value, end of year	$15.56	$17.29	$15.82	$15.86	$20.52
Total return (2)	(8.02)%	10.89%	0.67%	(3.94)%	6.94%
Net assets, at end of year (000s)	$31,865	$23,252	$15,043	$17,072	$20,075
Ratio of gross expenses to average net assets before waiver (3)	1.80%	1.95%	1.41%	1.64%	1.33%
Ratio of net expenses to average net assets after waiver (3)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets before waivers (3,4)	1.96%	1.50%	1.71%	1.05%	1.26%
Ratio of net investment income to average net assets after waivers (3,4)	2.51%	2.20%	1.87%	1.44%	1.35%
Portfolio Turnover Rate	322%	197%	166%	106%	186%

*	See note 1 on change of investment strategy.

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.68	$10.41	$9.74	$10.10	$10.58
Activity from investment operations:
Net investment income (1)	0.28	0.47	0.07	0.18	0.39
Net realized and unrealized gain (loss) on investments	(0.39)	(0.02)	0.60	(0.26)	(0.32)
Total from investment operations	(0.11)	0.45	0.67	(0.08)	0.07
Less distributions from:
Net investment income	(0.26)	(0.18)	—	(0.28)	(0.39)
Net realized gains	—	—	—	—	(0.16)
Total distributions	(0.26)	(0.18)	—	(0.28)	(0.55)
Net asset value, end of year	$10.31	$10.68	$10.41	$9.74	$10.10
Total return (2)	(1.08)%	4.32%	6.88%	(0.83)%	0.63%
Net assets, at end of year	$120	$122	$116	$109	$110
Ratio of gross expenses to average net assets before waiver (3)	2.34%	2.39%	2.04%	1.76%	1.75%
Ratio of net expenses to average net assets after waiver (3)	2.00%	2.00%	2.00%	1.76%	1.75%
Ratio of net investment income to average net assets before waivers (3,4)	2.31%	2.31%	0.62%	0.24%	1.48%
Ratio of net investment income to average net assets after waivers (3,4)	2.65%	2.70%	0.66%	0.24%	1.48%
Portfolio Turnover Rate	316%	199%	365%	459%	314%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 2
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$9.91	$9.79	$9.38	$9.86	$10.49
Activity from investment operations:
Net investment income (loss) (1)	0.21	0.22	0.07	(0.03)	0.21
Net realized and unrealized gain (loss) on investments	(0.53)	(0.01)	0.34	(0.22)	(0.32)
Total from investment operations	(0.32)	0.21	0.41	(0.25)	(0.11)
Less distributions from:
Net investment income	(0.22)	(0.09)	—	(0.23)	(0.36)
Net realized gains	—	—	—	—	(0.16)
Total distributions	(0.22)	(0.09)	—	(0.23)	(0.52)
Net asset value, end of year	$9.37	$9.91	$9.79	$9.38	$9.86
Total return (2)	(3.31)%	2.12%	4.37%	(2.51)%	(1.08)%
Net assets, at end of year (000s)	$9,256	$8,931	$10,389	$13,734	$16,398
Ratio of gross expenses to average net assets before waiver (3)	2.84%	2.89%	2.54%	2.26%	2.25%
Ratio of net expenses to average net assets after waiver (3)	2.50%	2.50%	2.50%	2.26%	2.25%
Ratio of net investment income (loss) to average net assets before waivers (3,4)	1.84%	1.81%	0.64%	(0.26)%	1.98%
Ratio of net investment income (loss) to average net assets after waivers (3,4)	2.18%	2.20%	0.68%	(0.26)%	1.98%
Portfolio Turnover Rate	316%	199%	365%	459%	314%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017 *	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$33.82	$28.51	$27.13	$34.78	$32.32
Activity from investment operations:
Net investment income (1)	0.25	0.10	0.36	0.08	0.19
Net realized and unrealized gain (loss) on investments	(2.02)	5.85	1.10	(0.89)	2.41
Total from investment operations	(1.77)	5.95	1.46	(0.81)	2.60
Less distributions from:
Net investment income	(0.11)	(0.43)	(0.08)	(0.22)	(0.14)
Net realized gains	(5.64)	(0.21)	—	(6.62)	—
Total distributions	(5.75)	(0.64)	(0.08)	(6.84)	(0.14)
Net asset value, end of year	$26.30	$33.82	$28.51	$27.13	$34.78
Total return (2)	(2.66)%	20.93%	5.39%	(1.05)%	8.05%
Net assets, at end of year (000s)	$77,657	$82,133	$77,116	$81,948	$96,129
Ratio of gross expenses to average net assets before waiver (3)	1.50%	1.49%	1.21%	1.24%	1.17%
Ratio of net expenses to average net assets after waiver (3)	1.15%	1.19%	1.21%	1.24%	1.17%
Ratio of net investment income to average net assets before waivers (4)	0.40%	0.01%	1.33%	0.24%	0.56%
Ratio of net investment income to average net assets after waivers (4)	0.75%	0.31%	1.33%	0.24%	0.56%
Portfolio Turnover Rate	458%	506%	141%	107%	234%

*	See note 1 on change of investment strategy.

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The Power Dividend Index VIT Fund (formerly known as the JNF SSgA Tactical Allocation Portfolio, which was formerly known as the JNF Balanced Portfolio), the Power Income VIT Fund and the Power Momentum Index VIT Fund (formerly known as the JNF SSgA Sector Rotation Portfolio, which was formerly known as the JNF Equity Portfolio) (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts owns approximately 56% of the shares offered by the Power Dividend Index VIT Fund, 37% of the shares offered by the Power Income VIT Fund, and 100% of the shares offered by the Power Momentum Index VIT Fund.

Effective February 11, 2017, the JNF Tactical Allocation and JNF SSgA Sector Rotation Portfolios (i) revised their investment objective, (ii) changed names to the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund, respectively, (iii) changed certain principal investment strategies, (iv) were subject to certain additional or different principal investment risks, (v) employed a new investment adviser and discontinued use of the sub-adviser, (vi) added a new share class (vii) implemented a new management fee, approved by shareholders on April 21, 2017, and (viii) adopted an 80% index-related investment policy.

The Funds currently offer two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds, income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. As of December 31, 2018 Class 2 shares of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund have not commenced operations. The investment objective of each Fund is as follows:

Fund	Objective
Power Dividend Index VIT Fund	The primary investment objective is total return from income and capital appreciation. Capital preservation as a secondary objective of the fund.

Power Income VIT Fund	The primary investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective.

Power Momentum Index VIT Fund	The primary investment objective is capital growth and income.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Securities Valuation – Securities and other assets held by the Funds listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. When the market for these securities is considered active, they will be classified within Level 1 of the fair value hierarchy. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued using the “fair value” procedures approved by the Board. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Funds’ investments measured at fair value:

Power Dividend Index VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,946,062	$—	$—	$23,946,062
Money Market Fund	7,975,572	—	—	7,975,572
Total	$31,921,634	$—	$—	$31,921,634

Power Income VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,853,457	$—	$—	$8,853,457
Exchange Traded Notes	338,929	—	—	$338,929
Money Market Fund	88,640	—	—	88,640
Total	$9,281,026	$—	$—	$9,281,026

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Power Momentum Index VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$14,974,896	$—	$—	$14,974,896
Exchange Traded Funds	58,801,955	—	—	$58,801,955
Money Market Fund	4,018,849	—	—	4,018,849
Total	$77,795,700	$—	$—	$77,795,700

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities using the effective interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of index fund bought and sold on a securities exchange. An ETN trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETN could result in it being more volatile. Additionally, ETNs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – The following table summarizes each Fund’s investment income and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Power Dividend Index VIT Fund	Quarterly	Annually
Power Income VIT Fund	Annually	Annually
Power Momentum Index VIT Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax return. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Fund	Purchases	Sales
Power Dividend Index VIT Fund	$92,326,119	$88,149,441
Power Income VIT Fund	23,709,628	22,851,938
Power Momentum Index VIT Fund	364,259,995	369,084,821

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the daily operations of the Funds and the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Funds’ average daily net assets.

For the year ended December 31, 2018, earned advisory fees for the Funds were as follows:

Fund	Advisory Fees
Power Dividend Index VIT Fund	$281,781
Power Income VIT Fund	$90,716
Power Momentum Index VIT Fund	$800,143

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Advisor has contractually agreed to reduce their investment advisory fee of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund to 0.65% at least until April 30, 2019. These waived fees are not subject to reimbursement by the Funds to the Advisor. For the year ended December 31, 2018 the Advisor voluntarily waived fees as follows:

Fund	Voluntary Fee Waiver
Power Dividend Index VIT Fund	$98,777
Power Momentum Index VIT Fund	$279,970

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has contractually agreed, at least until April 30, 2019, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) for Power Dividend Index VIT Fund and Power Momentum Index VIT Fund do not exceed 1.25% and 1.50%, of the Funds’ average daily net assets for Class 1 and Class 2 shares, and Power Income VIT Fund do not exceed 2.00% and 2.50% for Class 1 and Class 2 Shares, respectively.

During the year ended December 31, 2018, the Advisor waived fees/reimbursed expenses pursuant to the waiver agreement for the Funds as follows:

Fees Waived by
Fund	the Advisor
Power Dividend Index VIT Fund	$54,956
Power Income VIT Fund	$30,842

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

During the year ended December 31, 2018, the Advisor waived fees/reimbursed expenses for the Funds that are subject to recapture as follows:

	Recapture through	Recapture through	Recapture through
Fund	December 31, 2019	December 31, 2020	December 31, 2021	Total
Power Dividend Index VIT Fund	$—	$63,509	$54,956	$118,465
Power Income VIT Fund	$4,439	$37,536	$30,842	$72,817

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plans, the Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund may pay 0.25% and 0.50% per year of the average daily net assets of Class 1 and Class 2 shares, respectively. Under the Plans, the Power Income VIT Fund may pay 0.50% per year of the average daily net assets of Class 2 Shares.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

For the year ended December 31, 2018, the Funds incurred distribution fees under the Plans as follows:

Fund	Class 1	Class 2
Power Dividend Index VIT Fund	$70,386	$—
Power Income VIT Fund	$—	$45,357
Power Momentum Index VIT Fund	$200,067	$—

As of December 31, 2018 Class 2 shares of each of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund have not commenced operations.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Power Dividend Index VIT Fund	$31,793,075	$128,559	$—	$128,559
Power Income VIT Fund	9,504,941	47,097	(271,012)	(223,915)
Power Momentum Index VIT Fund	77,679,718	536,173	(420,191)	115,982

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal year ended December 31, 2018 and December 31, 2017 was as follows:

	For the year ended December 31, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Dividend Index VIT Fund	$622,316	$—	$—	$622,316
Power Income VIT Fund	210,242	—	—	210,242
Power Momentum Index VIT Fund	15,064,018	919,787	—	15,983,805

	For the year ended December 31, 2017
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Dividend Index VIT Fund	$245,257	$—	$—	$245,257
Power Income VIT Fund	79,395	—	—	79,395
Power Momentum Index VIT Fund	1,033,545	505,246	—	1,538,791

As of December 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Capital Loss	Unrealized	Total
	Ordinary	Carry	Appreciation/	Accumulated
Fund	Income	Forwards	(Depreciation)	Earnings/(Deficits)
Power Dividend Index VIT Fund	$454,229	$(3,245,049)	$128,559	$(2,662,261)
Power Income VIT Fund	195,593	(437,590)	(223,915)	(465,912)
Power Momentum Index VIT Fund	581,250	(792,246)	115,982	(95,014)

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2018, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	Utilized
Power Dividend Index VIT Fund	$2,196,701	$1,048,348	$3,245,049	$—
Power Income VIT Fund	437,590	—	437,590	—
Power Momentum Index VIT Fund	759,927	32,319	792,246	—

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018 the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
Jefferson National Life Insurance Co.	Power Dividend Index VIT Fund	56.05%
Midland National Life Insurance Co.	Power Dividend Index VIT Fund	43.76%
Jefferson National Life Insurance Co.	Power Income VIT Fund	36.99%
Nationwide Life Insurance Co.	Power Income VIT Fund	47.32%
Jefferson National Life Insurance Co.	Power Momentum Index VIT Fund	99.99%

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund currently seek to achieve their investment objectives by investing a portion of their assets in the iShares 1-3 Year Treasury Bond ETF (the “Security”). The Funds may redeem their investments from the Security at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Funds will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the respective Security’s N-CSR available at “www.sec.gov”. As of December 31, 2018, the percentage of the Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund’s net assets invested in the iShares 1-3 Year Treasury Bond ETF were 37.5% and 37.8% respectively.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Variable Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Northern Lights Variable Trust comprising the Power Income VIT Fund, Power Dividend Index VIT Fund, and Power Momentum Index VIT Fund (the “Funds”), including the portfolios of investments as of December 31, 2018, and the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Northern Lights Variable Trust as of December 31, 2018, and the results of their operations, changes in their net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 were audited by other auditors whose reports, dated February 15, 2018, expressed unqualified opinions on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 15, 2019

We have served as the auditor of one or more Power Funds investment companies since 2018.

Power VIT Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Fund’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Fund’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account	Value	During	Value	During
	Ratio	Value 7/1/18	12/31/18	Period*	12/31/18	Period
Power Dividend Index	1.25%	$1,000.00	$977.80	$6.23	$1,018.90	$6.36
VIT Fund
Power Income VIT Fund	2.00%	$1,000.00	$998.50	$10.07	$1,015.12	$10.16
Class 1
Power Income VIT Fund	2.50%	$1,000.00	$986.80	$12.52	$1,012.60	$12.68
Class 2
Power Momentum Index	1.15%	$1,000.00	$989.70	$5.77	$1,019.41	$5.85
VIT Fund

*	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

Power Income VIT and Power Momentum Index VIT Fund (Adviser – W.E. Donoghue & Co., LLC)*

In connection with the regular meeting held on September 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., LLC (“Adviser”) and the Trust, with respect to the Power Income VIT (“Power Income VIT”) and Power Momentum Index VIT (“Power Momentum”) (referred to as the “Power Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser had $3.2 billion in combined assets under management, specializing in building rules-based tactical allocation strategies and providing professional investment management services to individuals, corporations and institutions, including trusts, employee benefit plans and retirement plans. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s varied financial industry experience both at the adviser as well as other asset management firms. The Trustees discussed the different rules-based investment processes that were used to manage each Fund’s strategy, noting the importance of having risk management tactical indicators built into each strategy. The Trustees noted that the adviser selected broker-dealers based on the evaluation of various qualitative service factors and competitive pricing structures and active monitoring of best execution and trade recap reports. The Trustees acknowledged that the adviser continued to demonstrate its focus on maintaining strong compliance, and risk management cultures with capital preservation as a priority, and concluded that the adviser was likely to continue to provide high quality services to the Funds for the benefit of their shareholders.

Performance.

Power Income VIT – The Trustees noted that, for the one-year period, the Fund was within the bottom quartile relative to its peer group median and dropped from the top to the third quartile versus the Morningstar category in comparison to the Fund’s three year return. The Trustees also noted that while the five year and inception volatility numbers were in the top one percentile relative to its peers and the Morningstar category, its relative volatility rankings had materially declined over the past one and three year periods. After further discussion, the Trustees concluded that the adviser’s performance was not unsatisfactory and determined to re-evaluate the Fund performance in six months.

Power Momentum – The Trustees noted that the Fund ranked in the second quartile relative to its peer group and in the first quartile relative to its Morningstar category over the past one-year period. The Trustees also noted that the Fund ranked in the second quartile relative to its peers in SORTINO ratio, showing that the adviser was effectively managing downside risk. After further discussion, the Trustees concluded that the adviser was managing the Fund in accord with its stated objective, and that its performance was satisfactory.

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Fees and Expenses.

Power Income VIT – The Trustees considered the adviser’s advisory fee of 1.00%, noting that it was higher than its peer group median and Morningstar category median. The Trustees discussed the Fund’s net expense ratio, noting that it was also higher than its peer group median, explaining that the adviser’s justification for the higher advisory fee was due to the Fund’s reduced standard deviation and drawdown and its ability to move 100% into short-term treasuries during downturns relative to its peer group that do not have this ability. They considered that the overall expense ratio for the Fund should decline as assets increase. After further discussion, the Trustees concluded that the fees and expenses of the Fund were not unreasonable.

Power Momentum – The Trustees considered the adviser’s advisory fee of 1.00%, noting that it was higher than its peer group and Morningstar category medians. The Trustees discussed the Fund’s net expense ratio, noting that it was also higher than its peer group median. They noted the adviser’s justification for the fee was due to the Fund’s reduced standard deviation and drawdown and its ability to move 100% into short-term treasuries during downturns relative to its peer group that do not have this ability. They considered that the overall expense ratio for the Fund should decline as assets increase. After further discussion, the Trustees concluded that the fees and expenses of the Fund were not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated profitability for each Fund to be approximately 48% and determined that it was not excessive. After further discussion, the Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees noted that each Fund was likely to benefit from economies of scale at $300 million in assets. The Trustees also noted that none of the Funds currently had advisory fee breakpoints, but that the adviser should consider breakpoints at $1 billion in assets under management for each of the Funds.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the renewal of the advisory agreement was in the best interest of each Fund and its respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/18-NLVT-v1

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 –2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

12/31/18-NLVT-v1

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462.

INVESTMENT ADVISOR
W.E. Donoghue & Co., LLC.
629 Washington Street
Norwood, MA 02062

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees	2016	2017	2018
Power Dividend Index VIT Fund	$13,500	$13,500	$14,000
Power Momentum Index VIT Fund	$13,500	$13,500	$14,000
Power Income VIT Fund	$14,000	$14,000	$14,500

(b) Audit-Related Fees	2016	2017	2018
Power Dividend Index VIT Fund	None	None	None
Power Momentum Index VIT Fund	None	None	None
Power Income VIT Fund	None	None	None

(c) Tax Fees	2016	2017	2018
Power Dividend Index VIT Fund	$2,500	$2,500	$3,100
Power Momentum Index VIT Fund	$2,500	$2,500	$3,100
Power Income VIT Fund	$2,000	$2,000	$3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees	2016	2017	2018
Power Dividend Index VIT Fund	None	None	None
Power Momentum Index VIT Fund	None	None	None
Power Income VIT Fund	None	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Power Dividend Index VIT Fund	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Momentum Index VIT Fund	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Income VIT Fund	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2016	2017	2018
Power Dividend Index Fund	$2,500	$2,500	$3,100
Power Momentum Index Fund	$2,500	$2,500	$3,100
Power Income VIT Fund	$2,000	$2,000	$3,100

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/5/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/5/19